UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-37599	98-1268150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

+44 20 33250660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
Ordinary Shares - £1.00 par value per share	LIVN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01    Entry into a Material Definitive Agreement
On April 23, 2020, LivaNova PLC (“LivaNova” or the “Company”) concluded execution on a series of debt covenant amendments, (together, the “Debt Amendments”) which taken together, materially modify the status of our current debt agreements. The Debt Amendments temporarily amend financial covenants relating to consolidated net financial indebtedness to consolidated EBITDA and consolidated EBITDA to consolidated total net interest payable, waive certain events of default prior to December 31, 2020 relating to COVID-19, and implement a test period of 12 months for certification purposes.
Club Facility
On April 9, 2020, LivaNova and Barclays Bank PLC (the “Agent”) amended a facility agreement (the “First Club Facility Amendment”) dated March 26, 2019 made between the Company and Bank of America Merrill Lynch International DAC, Barclays Bank plc, BNP Paribas, London Branch and Intesa Sanpaolo S.P.A. as Arranger, Bookrunners and Original Lenders; Bank of America Merrill Lynch International DAC as Documentation Agent and Coordinator; and Barclays Bank plc as Agent (the “Club Facility Agreement”). Capitalized words used herein without definition have the meanings assigned in the Club Facility Agreement, as amended.
The First Club Facility Amendment waives any Event of Default occurring on or prior to December 31, 2020 arising under Clause 21.10 (Cessation of business) or Clause 21.13 (Expropriation) (a) caused directly by any suspension of business by any Material Subsidiary or temporary closure of any Material Subsidiary’s manufacturing plants, in each case lasting no more than 45 days in aggregate in the financial year ending on December 31, 2020, resulting from mandatory orders or restrictions imposed by any government or local authority as a result of the COVID-19 pandemic; or (b) under Clause 21.16 (Material adverse change) by virtue of any event or circumstance directly caused by the COVID-19 pandemic, as it currently exists as at the date hereof (and taking into account its anticipated development).
Further, pursuant to the original Club Facility Agreement, the Company was required to maintain (i) a ratio of Consolidated Net Financial Indebtedness to Consolidated EBITDA ratio of no more than 2.50 and (ii) a ratio of Consolidated EBITDA to Consolidated Total Net Interest Payable of no less than 6.30, in each case of as of certain measurement dates (the “Existing Metrics”). Under the First Club Facility Amendment, beginning with the date thereof and continuing through December 31, 2020, the Company is not required to comply with the Existing Metrics, but is instead required to maintain (i) a ratio of Consolidated Net Financial Indebtedness to Consolidated EBITDA ratio of no more than 3.50 and (ii) a ratio of Consolidated EBITDA to Consolidated Total Net Interest Payable of no less than 5.0, in each case of as of certain measurement dates (such amended ratios, the “Temporary Metrics”).
On April 23, 2020, the Company and Agent subsequently made an additional amendment (the “Second Club Facility Amendment”) to the aforementioned Club Facility Agreement, defining the term “Test Period” to mean “each period of twelve months ending on an Accounting Date” versus a “period of six or, as the case may be, twelve months” ending on an Accounting Date.
The description above does not purport to be complete and is qualified in its entirety by the complete text of the First Club Facility Amendment and Second Club Facility Amendment filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Lavoro Facility Agreement
On April 17, 2020, the Company and Banca Nazionale Del Lavoro S.P.A. (the “Lender”) amended a facility agreement (“First Lavoro Amendment”) dated July 25, 2019 made between the Company and the Lender (“Lavoro Facility Agreement”).
The First Lavoro Amendment waives any Event of Default arising under Clause 21.10 (Cessation of business) or Clause 21.13 (Expropriation) caused directly by any suspension of business by any Material Subsidiary or temporary closure of any Material Subsidiary’s manufacturing plants, in each case lasting no more than 45 days in aggregate in the financial year ending December 31, 2020 and resulting directly from mandatory orders or restrictions imposed by any government or local authority as a result of the COVID-19 pandemic (such suspension or closure, a “COVID-19 Closure”); and occurring during the financial year ending December 31, 2020 by virtue of any COVID-19 Closure. Capitalized words used herein without definition have the meanings assigned in the Lavoro Facility Agreement, as amended.
The First Lavoro Amendment also modifies certain financial covenants of the Lavoro Facility Agreement consistent with the changes to the Club Facility Agreement, as amended, by providing that for the period beginning as of the date of the First Lavoro Amendment and ended on December 31, 2020, the Company does not need to comply with the Existing Metrics, and is instead subject to compliance with the Temporary Metrics, in each case as defined above.
On April 21, 2020, the Company and the Lender subsequently made an additional amendment (the “Second Lavoro Amendment”) to the aforementioned Lavoro Facility Agreement, defining the term “Test Period” to mean “each period of twelve months ending on an Accounting Date” versus a “period of six or, as the case may be, twelve months” ending on an Accounting Date.
The description above does not purport to be complete and is qualified in its entirety by the complete text of the First Lavoro Amendment and Second Lavoro Amendment filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The Lavoro Facility Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.
EIB Finance Contracts
On April 21, 2020, the Company, Sorin Group Italia S.r.l. and the European Investment Bank (“EIB”) amended (the “EIB Amendment”) (1) the Finance Contract entered into by and between (i) the European Investment Bank and (ii) Sorin S.p.A., Sorin Group Italia S.r.l. and Sorin CRM S.A.S on May 6, 2014 in Luxembourg, as subsequently amended on October 2, 2015, April 26, 2018 and June 6, 2019 (the "Finance Contract 83.445") and (2) the Finance Contract entered into by and between (i) the European Investment Bank and (ii) Sorin Group Italia S.r.l., Sorin CRM S.A.S and LivaNova PLC on June 21, 2017 in Milan, on June 23, 2017 in Clamart, on June 27, 2017 in London and on June 29, 2017 in Luxembourg, as subsequently amended on April 26, 2008 and on June 6, 2019 (the "Finance Contract 86.677"), (the Finance Contract 83.445 and the Finance Contract 86.677 jointly referred to as the “Finance Contracts”). Capitalized words used herein without definition have the meanings assigned in the Finance Contracts, as amended.

Specifically, the EIB Amendment modifies the definition of “Non-Recurring Items” such that the Company can forego compliance on the 35% consolidated EBITDA cap on subsidiary financial indebtedness for the test period ended June 30, 2020. The EIB Amendment also modifies certain financial conditions of the Finance Contracts consistent with the changes to the Club Facility Agreement and the Lavoro Facility Agreement, in each case as amended, by providing that for the period beginning as of the date of the EIB Amendment and ended on December 31, 2020, the Company does not need to comply with the Existing Metrics, and is instead subject to compliance with the Temporary Metrics, in each case as defined above.
The description above does not purport to be complete and is qualified in its entirety by the complete text of the EIB Amendment filed as Exhibit 10.6, to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description
10.1	First Club Facility Amendment
10.2	Second Club Facility Amendment
10.3	First Lavoro Amendment
10.4	Second Lavoro Amendment
10.5	Lavoro Facility Agreement
10.6	EIB Amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: April 23, 2020	By:/s/ Keyna Skeffington
Name: Keyna Skeffington
Title: Senior Vice President & General Counsel

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